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                                                                    Exhibit 24

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the registration statement and related prospectus of Vikonics, Inc. on Form S-8 of our report dated June 2, 1998, related to the financial statements, included in Part IV, Item 14(a) (1) of the Annual Report on Form 10-K of Vikonics, Inc. for the year ended March 31, 1998.

                                            CITRIN COOPERMAN & COMPANY, LLP

New York, New York
July   , 1998